SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 17, 1999


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                 0-09781                      74-2099724
(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
incorporation)


1600 Smith Street, Dept. HQSEO, Houston, Texas                   77002
(Address of principal executive offices)                       (Zip Code)


                                 (713) 324-5000
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-61601) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated June 3, 1999, to the Prospectus, dated August 25, 1998, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 1999-2.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONTINENTAL AIRLINES, INC.


                                          By /S/ JEFFERY A. SMISEK
                                             -----------------------------------
                                             Jeffery A. Smisek
                                             Executive Vice President, Secretary
                                             and General Counsel

June 25, 1999

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                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated June 3, 1999, among Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary, and Continental Airlines, Inc.

4.1 Revolving Credit Agreement (1999-2A-1), dated as of June 17, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider

4.2 Revolving Credit Agreement (1999-2A-2), dated as of June 17, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider

4.3 Revolving Credit Agreement (1999-2B), dated as of June 17, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider

4.4 Revolving Credit Agreement (1999-2C-1), dated as of June 17, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider

4.5 Revolving Credit Agreement (1999-2C-2), dated as of June 17, 1999, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Bayerische Landesbank Girozentrale, as Liquidity Provider


4.6 Trust Supplement No. 1999-2A-1-O, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.7 Trust Supplement No. 1999-2A-1-S, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.8 Trust Supplement No. 1999-2A-2-O, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.9 Trust Supplement No. 1999-2A-2-S, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.10      Trust  Supplement  No.  1999-2B-O,   dated  June  17,  1999,   between
          Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.11      Trust  Supplement  No.  1999-2B-S,   dated  June  17,  1999,   between
          Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.12 Trust Supplement No. 1999-2C-1-O, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.13 Trust Supplement No. 1999-2C-1-S, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.14 Trust Supplement No. 1999-2C-2-O, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.15 Trust Supplement No. 1999-2C-2-S, dated June 17, 1999, between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement, dated as of September 25, 1997

4.16 Intercreditor Agreement, dated as of June 17, 1999, among Wilmington Trust Company, as Trustee, Bayerische Landesbank Girozentrale, as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.17 Deposit Agreement (Class A-1), dated as of June 17, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

4.18 Deposit Agreement (Class A-2), dated as of June 17, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

4.19 Deposit Agreement (Class B), dated as of June 17, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

4.20 Deposit Agreement (Class C-1), dated as of June 17, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

4.21 Deposit Agreement (Class C-2), dated as of June 17, 1999, between First Security Bank, National Association, as Escrow Agent, and Westdeutsche Landesbank Girozentrale, New York Branch, as Depositary

4.22 Escrow and Paying Agent Agreement (Class A-1), dated as of June 17, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.23 Escrow and Paying Agent Agreement (Class A-2), dated as of June 17, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.24 Escrow and Paying Agent Agreement (Class B), dated as of June 17, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.25 Escrow and Paying Agent Agreement (Class C-1), dated as of June 17, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.26 Escrow and Paying Agent Agreement (Class C-2), dated as of June 17, 1999, among First Security Bank, National Association, as Escrow Agent, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.27 Note Purchase Agreement, dated as of June 17, 1999, among Continental Airlines, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.28 Form of Leased Aircraft Participation Agreement (Participation Agreement among Continental Airlines, Inc., Lessee, [______________], Owner Participant, First Security Bank, National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement)

4.29 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Continental Airlines, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement)

4.30 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement)

4.31 Form of Leased Aircraft Trust Agreement (Trust Agreement between [________] and First Security Bank, National Association) (Exhibit A-5 to Note Purchase Agreement)

4.32 Form of Special Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee and Wilmington Trust Company, Mortgagee) (Exhibit A-6 to Note Purchase Agreement)

4.33      Form  of  Owned  Aircraft   Participation   Agreement   (Participation
          Agreement among Continental Airlines, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement)

4.34 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between Continental Airlines, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement)

4.35 7.256% Continental Airlines Pass Through Certificate 1999-2A-1-O, Certificate No. 1

4.36 7.256% Continental Airlines Pass Through Certificate 1999-2A-1-O, Certificate No. 2

4.37 7.056% Continental Airlines Pass Through Certificate 1999-2A-2-O, Certificate No. 1

4.38      7.566%  Continental  Airlines  Pass  Through  Certificate   1999-2B-O,
          Certificate No. 1

4.39 7.730% Continental Airlines Pass Through Certificate 1999-2C-1-O, Certificate No. 1

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4.40      7.434%  Continental  Airlines  Pass Through  Certificate  1999-2C-2-O,
          Certificate No. 1

23.1      Consent of Aircraft Information Services, Inc., dated May 28, 1999

23.2      Consent of AvSOLUTIONS, Inc., dated May 28, 1999

23.3      Consent of Morten Beyer and Agnew, Inc., dated May 28, 1999

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